UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

August 21, 2012

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 21, 2012, SinoHub, Inc. (“SinoHub”) issued a press release (the “Press Release”) announcing that it is unable to file its quarterly report on Form 10-Q for the year ended June 30, 2012 within the five day extended period afforded to it pursuant to the Notification of Late Filing on Form 12b-25 that SinoHub filed with the Securities and Exchange Commission on August 14, 2012.  The Press Release includes certain preliminary financial information relating to the fiscal quarter ended June 30, 2012.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.  The foregoing description of the Press Release is qualified in its entirety by reference to Exhibit 99.1.

Item 7.01     Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the Press Release.  The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor is it incorporated by reference into any filing of SinoHub under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

  (d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated August 21, 2012

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: August 21, 2012	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated August 21, 2012